SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                             CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 13, 1995
                                                ------------------


                     The CIT Group Holdings, Inc.
- ------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
- ------------------------------------------------------------------
 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                      1211 Avenue of the Americas
                       New York, New York  10036
- ------------------------------------------------------------------


Registrant's telephone number, including area code (212) 536-1950
                                                   ---------------



- ------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See attached press release.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
                                      ------------------------------
                                             (Registrant)


                                      By /s/ JOSEPH M. LEONE
                                        ----------------------------
                                        Joseph M. Leone
                                        Executive Vice President and
                                        Chief Financial Officer

Dated:  July 19, 1995

[Logo of The CIT Group, Inc.]

                                               Contact:  Joseph M. Leone
                                                         Chief Financial Officer
                                                         (201)740-5752



FROM:               THE CIT GROUP HOLDINGS, INC.
                    1211 AVENUE OF THE AMERICAS
                    NEW YORK, NY  10036

FOR IMMEDIATE RELEASE
- ---------------------

             THE CIT GROUP REPORTS RECORD EARNINGS - $56.5 MILLION
             -----------------------------------------------------
    FOR SECOND QUARTER 1995 AND $109.3 MILLION FOR FIRST SIX MONTHS OF 1995;
    ------------------------------------------------------------------------
                      INCREASES OVER 10 PERCENT FROM 1994
                      -----------------------------------

    NEW YORK, NEW YORK, July 13, 1995 --- The CIT Group Holdings, Inc., one of the nation's leading asset-based finance companies, today reported record net income of $56.5 million for the quarter ended June 30, 1995, an increase of 10.9 percent from the $51.0 million reported for the 1994 second quarter. Net income for the first six months of 1995, also a record, totaled $109.3 million, an increase of 10.4 percent from $99.0 million in 1994. The improvements reflect continuing growth in financing and leasing assets, lower net credit losses and improved operating expense efficiencies offset, in part, by increased borrowing costs due to higher market interest rates.

     "CIT's 1995 earnings momentum continues across all operating units, reflecting our key business fundamentals -- strong new business generation and excellent credit quality. These results are particularly satisfying in light of the economy's uneven performance this year," said Albert R. Gamper, Jr., CIT president and chief executive officer. "Based on the significant decline in long-term interest rates along with the Federal Reserve's recent easing of short-term rates, we anticipate a positive business environment for CIT over the balance of 1995."

Other highlights:

o Financing and leasing assets totaled $16.09 billion, up $429.4 million from $15.66 billion at December 31, 1994 and up $1.58 billion from $14.52 billion at June 30, 1994. The increases reflect continued strong volume in most business units offset, in part, by a decline in factored receivable volume due to seasonal influences and continued weak retail sales.

o Net finance income rose to $171.5 million in the second quarter of 1995, up from $168.3 million in the second quarter of 1994. For the six months ended June 30, 1995, net finance income totaled $336.1 million, an increase of $10.7 million from $325.4 million in 1994. The increases reflect a higher level of financing and leasing assets, offset by higher market interest rates on borrowed funds.

o Fees and other income totaled $41.9 million in the 1995 second quarter compared with $44.9 million in 1994 reflecting lower factoring commissions and other income, which offset higher gains on asset sales. For the six months ended June 30, 1995, fees and other income totaled $85.2 million, up slightly from $84.8 million in 1994.

o Salaries and general operating expenses totaled $82.3 million in the 1995 second quarter, down $4.2 million (4.8%) from $86.4 million, in 1994. Year-to-date, such expenses were relatively unchanged, totaling $167.1 million compared with $167.0 million in 1994. As a percent of average financing and leasing assets, salaries and general operating expenses improved to 2.16 percent for the quarter ended June 30, 1995 compared with
     2.57 percent in 1994 and 2.22 percent for the first six months of 1995 compared with 2.52 percent for the comparable 1994 period. The improvements reflect expense control initiatives and CIT's ability to grow and service financing and leasing assets within the existing structure.

o    Net credit losses for the second quarter of 1995 were $17.3  million,  0.46 percent of average finance receivables, down from $23.1 million, 0.67 percent of average finance receivables for the second quarter of 1994. Year-to-date net credit losses totaled $34.7 million, 0.46 percent of average finance receivables, down from $48.9 million, 0.74 percent of average finance receivables in 1994.

o Finance receivables past due 60 days or more totaled $194.9 million (1.28 percent of finance receivables) at June 30, 1995, compared with $176.9 million (1.20 percent of finance receivables) at December 31, 1994. Past due finance receivables on nonaccrual status declined to $93.3 million (0.62 percent of finance receivables) at June 30, 1995 from $110.2 million (0.75 percent of finance receivables) at year-end 1994.

o Assets received in the settlement of loans were $84.8 million at June 30, 1995, compared with $86.5 million at December 31, 1994.





     The CIT Group Holdings, Inc., one of the nation's largest asset-based lenders, is owned 60 percent by The Dai-Ichi Kangyo Bank, Limited, one of the largest banks in the world, and 40 percent by Chemical Banking Corporation, the third largest bank holding company in the United States.



              (SEE ATTACHED TABLES FOR ADDITIONAL FINANCIAL DATA)


                                     # # #


                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                         (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                             THREE MONTHS ENDED
                                                                                                   JUNE 30
                                                                       -------------------------------------------------------------
                                                                           1995          % TO AEA             1994         % TO AEA
                                                                       ---------------------------          ------------------------
Finance income ...............................................         $    380,520         9.95%*          $315,538         9.29%*
Interest expense .............................................              208,988         5.44*            147,255         4.28*
                                                                       ------------         ----            --------         ----

  Net finance income .........................................              171,532         4.51             168,283         5.01

Fees and other income ........................................               41,871         1.10              44,925         1.34
                                                                       ------------         ----            --------         ----

  Operating revenue ..........................................              213,403         5.61             213,208         6.35

Salaries and general operating expenses ......................               82,264         2.16              86,446         2.57

Net credit losses ............................................               17,264          .46**            23,109          .67**
Provision for finance receivables increase ...................                4,994          .13               4,302          .13
                                                                       ------------         ----            --------         ----
  Provision for credit losses ................................               22,258          .59              27,411          .82

Depreciation on operating lease equipment ....................               17,176          .45              16,588          .49
                                                                       ------------         ----            --------         ----

  Operating expenses .........................................              121,698         3.20             130,445         3.88
                                                                       ------------         ----            --------         ----

Income before provision for income taxes .....................               91,705         2.41              82,763         2.47

Provision for income taxes ...................................               35,192          .92              31,792          .95
                                                                       ------------         ----            --------         ----

  Net income .................................................         $     56,513         1.49%           $ 50,971         1.52%
                                                                       ============         ====            ========         ====

Average financing and leasing assets (AEA) ...................         $ 15,224,311                      $13,437,698

Average finance receivables ..................................         $ 15,051,602                      $13,729,744


* Excludes interest income and interest expense relating to interest-bearing deposits
**  Percent to average finance receivables


                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                         (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                             SIX MONTHS ENDED
                                                                                                  JUNE 30
                                                                     ---------------------------------------------------------------
                                                                         1995            % TO AEA           1994           % TO AEA
                                                                     -----------------------------         -------------------------
Finance income ............................................          $   744,263          9.86%*           $601,506          8.98%*
Interest expense ..........................................              408,186          5.38*             276,095          4.06*
                                                                     -----------          ----             --------          ----

  Net finance income ......................................              336,077          4.48              325,411          4.92

Fees and other income .....................................               85,215          1.13               84,782          1.28
                                                                     -----------          ----             --------          ----

  Operating revenue .......................................              421,292          5.61              410,193          6.20

Salaries and general operating expenses ...................              167,101          2.22              166,995          2.52

Net credit losses .........................................               34,726           .46**             48,914           .74**
Provision for finance receivables increase ................                8,458           .11                3,378           .05
                                                                     -----------          ----             --------          ----
  Provision for credit losses .............................               43,184           .58               52,292           .79

Depreciation on operating lease equipment .................               34,815           .46               30,878           .47
                                                                     -----------          ----             --------          ----

  Operating expenses ......................................              245,100          3.26              250,165          3.78
                                                                     -----------          ----             --------          ----

Income before provision for income taxes ..................              176,192          2.35              160,028          2.42

Provision for income taxes ................................               66,867           .89               61,022           .92
                                                                     -----------          ----             --------          ----

  Net income ..............................................          $   109,325          1.46%            $ 99,006          1.50%
                                                                     ===========          ====             ========          ====

Average financing and leasing assets (AEA) ................          $15,028,270                        $13,246,944

Average finance receivables ...............................          $14,904,367                        $13,247,293


* Excludes interest income and interest expense relating to interest-bearing deposits
**   Percent to average finance receivables

                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                         (DOLLAR AMOUNTS IN THOUSANDS)


                                                     JUNE 30,       DECEMBER 31,
                                                       1995             1994
                                                   ------------    -------------
ASSETS
FINANCING AND LEASING ASSETS

Capital Equipment Financing ....................   $  4,406,207    $  4,493,531
Business Credit ................................      1,678,241       1,442,049
Credit Finance .................................        761,635         719,642
                                                   ------------    ------------
  Corporate Finance ............................      6,846,083       6,655,222

Commercial Services ............................      1,559,047       1,896,233

Industrial Financing ...........................      4,535,344       4,269,693
Sales Financing ................................      1,435,963       1,402,443
                                                   ------------    ------------
  Dealer and Manufacturer Financing ............      5,971,307       5,672,136

Consumer Finance ...............................        788,317         570,772
                                                   ------------    ------------

  Finance receivables ..........................     15,164,754      14,794,363
Reserve for credit losses ......................       (200,345)       (192,421)
                                                   ------------    ------------
  Net finance receivables ......................     14,964,409      14,601,942

Operating lease equipment ......................        926,959         867,914
                                                   ------------    ------------
  Net financing and leasing assets .............     15,891,368      15,469,856

CASH AND CASH EQUIVALENTS ......................         25,428           6,558

OTHER ASSETS ...................................        521,297         487,076
                                                   ------------    ------------
  TOTAL ASSETS .................................   $ 16,438,093    $ 15,963,490
                                                   ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
DEBT
Commercial paper ...............................   $  5,544,930    $  5,660,194
Variable rate notes ............................      3,977,500       3,812,500
Fixed rate notes ...............................      3,208,109       2,623,150
Subordinated fixed rate notes ..................        300,000         300,000
                                                   ------------    ------------
  Total debt ...................................     13,030,539      12,395,844

Credit balances of factoring clients ...........        698,331         993,394
Accrued liabilities and payables ...............        421,108         354,714
Deferred Federal income taxes ..................        440,548         426,511
                                                   ------------    ------------
  Total liabilities ............................     14,590,526      14,170,463

STOCKHOLDERS' EQUITY
Common stock - authorized, issued and
  outstanding - 1,000 shares ...................        250,000         250,000
Paid-in capital ................................        408,320         408,320
Retained earnings ..............................      1,189,247       1,134,707
                                                   ------------    ------------
  Total stockholders' equity ...................      1,847,567       1,793,027
                                                   ------------    ------------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...   $ 16,438,093    $ 15,963,490
                                                   ============    ============